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EXHIBIT 99.1

        LETTER OF TRANSMITTAL
OFFER TO EXCHANGE

Shares of Common Stock plus cash for
any and all of the outstanding
8.00% Senior Convertible Notes Due 2029
(CUSIP No. 015271 AB5)

of
ALEXANDRIA REAL ESTATE EQUITIES, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 11, 2010 UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, THE "EXPIRATION DATE"). TENDERS MAY NOT BE WITHDRAWN AFTER THE CONVERTIBLE NOTES HAVE BEEN ACCEPTED FOR EXCHANGE.

THE INFORMATION AND EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

D.F. King & Co., Inc. By Telephone: Banks and Brokers call: (212) 269-5550 All Others Call Toll-free: (800) 431-9633

By Hand or Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only):
D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attention: Mark Fahey	D.F. King & Co., Inc. (212) 809-8838 Attention: Mark Fahey Confirm by Telephone:

        DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR CONVERTIBLE NOTES (AS DEFINED BELOW) TO ANYONE OTHER THAN THE INFORMATION AND EXCHANGE AGENT.

        Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus (as defined below).

        The undersigned acknowledges that he or she has received the preliminary prospectus, dated May 14, 2010 (together with any subsequent preliminary or final prospectus, the "Prospectus"), of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange any and all of its outstanding 8.00% Senior Convertible Notes due 2029 (the "Convertible Notes") for the following consideration per $1,000 principal amount of Convertible Notes: (i) 24.1546 shares of the Company's common stock, (ii) a cash payment of $180.00, and (iii) accrued and unpaid interest on the Convertible Notes to, but excluding, the settlement date, payable in cash (collectively, the "Offer Consideration").

        This Letter is to be completed by holders of the Convertible Notes (the "Holders") if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer—Procedures for Tendering Securities" in the Prospectus and an agent's message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offer. The Company will accept Convertible Notes for exchange pursuant to the Exchange Offer only after the information and exchange agent identified on the first page of this Letter (the "Information and Exchange Agent") timely receives, on or prior to the applicable Expiration Date, (a) a timely book-entry confirmation that Convertible Notes have been transferred into the Information and Exchange Agent's account at The Depository Trust Company ("DTC"); and (b) a properly completed and duly executed Letter, or facsimile thereof, and all other required documents or a properly transmitted agent's message. The term "agent's message" means a message, transmitted by DTC to and received by the Information and Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant of DTC tendering Convertible Notes that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this Letter, and that the Company may enforce that agreement against the participant. Delivery of documents to DTC does not constitute delivery to the Information and Exchange Agent.

        The Company reserves the right to amend or terminate the Exchange Offer and not to accept for exchange any Convertible Notes not previously accepted for exchange, upon the occurrence of any of the conditions specified in section entitled "The Exchange Offer—Conditions to Exchange Offer" of the Prospectus. The Company will give oral or written notice (with any oral notice to be promptly confirmed in writing) of any amendment, non-acceptance, termination or waiver to the Information and Exchange agent as promptly as practicable, followed by a timely press release.

        Please read this entire Letter and the Prospectus carefully before checking any box below. The instructions included in this Letter must be followed.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List in the tables provided below the Convertible Notes to which this Letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter.

TENDERING HOLDERS OF CONVERTIBLE NOTES COMPLETE THIS BOX:

DESCRIPTION OF CONVERTIBLE NOTES (CUSIP NO. 015271 AB5)	1	2	3

Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

  *Need not be completed by Holders tendering by book-entry transfer.

**
Convertible Notes may be tendered in a principle amount of $1,000 and integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Convertible Notes indicated in column 2.

        The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificate representing the Convertible Notes tendered hereby.

☐
CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE INFORMATION AND EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the above described Convertible Notes in exchange for the Offer Consideration. Subject to, and effective upon, the acceptance for exchange of the Convertible Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Convertible Notes as are being tendered hereby.

        The undersigned understands that the undersigned's tender of Convertible Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company.

        The undersigned hereby irrevocably constitutes and appoints the Information and Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such Convertible Notes, with full power of substitution, among other things, to cause the Convertible Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes and to acquire the Offer Consideration issuable upon the exchange of such Convertible Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled "The Exchange Offer—Withdrawal Rights" of the Prospectus.

        The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with "U.S. Persons" and "persons subject to the jurisdiction of the United States" by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "TENDERING HOLDERS OF CONVERTIBLE NOTES COMPLETE THIS BOX" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE CONVERTIBLE NOTES AS SET FORTH IN THE SECTIONS ABOVE.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" below, please issue and deliver the Offer Consideration issued in exchange for the Convertible Notes accepted for exchange, and return any Convertible Notes not tendered or not accepted, in the name(s) of the undersigned (or credit such Convertible Notes to the undersigned's account at DTC, as applicable). If the Offer Consideration is to be issued to a person other than the person(s) signing this Letter, or if the Offer Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter, the appropriate boxes of this Letter should be completed. If Convertible Notes are surrendered by Holder(s) that have completed either the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" below, signature(s) on this Letter must be guaranteed (see Instruction 2). The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" or "Special Delivery Instructions" to transfer or deliver any Convertible notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Convertible Notes so tendered for exchange.

        The undersigned understands that the delivery and surrender of the Convertible Notes is not effective, and the risk of loss of the Convertible Notes does not pass to the Information and Exchange Agent, until receipt, on or prior to the applicable Expiration Date, by the Information and Exchange Agent of (a) a timely book-entry confirmation that Convertible Notes have been transferred into the Information and Exchange Agent's account at DTC; and (b) a properly completed and duly executed Letter, or facsimile thereof, and all other required documents or a properly transmitted agent's message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Convertible Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

IMPORTANT—SIGN HERE (See Instructions 1 and 5)
(Please Also Complete the Substitute Form W-9 Provided in this Letter of Transmittal)

(SIGNATURE(S) OF CERTIFICATE HOLDER(S))

Dated:	, 2010

(Must be signed by registered Holders (s) exactly as name(s) appear(s) on the certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please also provide the necessary information.

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 and Instruction 6)

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 2)

Authorized Signature:

Name (Please Print):

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:	, 2010

  SPECIAL PAYMENT OR ISSUANCE
  INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY (i) if Convertible Notes in an amount not tendered, or Offer Consideration issued in exchange for Convertible Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Convertible Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue:	☐ Offer Consideration ☐ unexchanged Convertible Note(s) to
Name:	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number of the Persons Named Above) (See Substitute Form W-9 herein)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY (i) if Convertible Notes in an amount not tendered, or Offer Consideration issued in exchange for Convertible Notes accepted for exchange, are to be delivered to someone other than the registered Holder of the Convertible Notes whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

Mail:	☐ Offer Consideration ☐ unexchanged Convertible Note(s) to
Name:	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number of the Persons Named Above) (See Substitute Form W-9 herein)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE INFORMATION AND EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE
EXCHANGE OFFER

        1.    Delivery of this Letter; No Guaranteed Delivery Procedures.    This Letter is to be completed by Holders of Convertible Notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer—Procedures for Tendering Convertible Notes" in the Prospectus and an agent's message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offer. The Company will accept Convertible Notes for exchange pursuant to the Exchange Offer only after the Information and Exchange Agent timely receives, on or prior to the applicable Expiration Date, (a) a timely book-entry confirmation that Convertible Notes have been transferred into the Information and Exchange Agent's account at DTC; and (b) a properly completed and duly executed Letter, or facsimile thereof, and all other required documents or a properly transmitted agent's message.

        THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AND EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        The delivery of the Convertible Notes and all other required documents will be deemed made only when confirmed by the Information and Exchange Agent.

        See "The Exchange Offer" section of the Prospectus.

        2.    Signatures on this Letter; Unit and Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter is signed by the registered Holder of the Convertible Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Convertible Notes in the DTC system without any change whatsoever.

        If any tendered Convertible Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        If any tendered Convertible Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

        When this Letter is signed by the registered Holder(s) of the Convertible Notes specified herein and tendered hereby, no separate unit or bond powers are required. If, however, the Offer Consideration is to be issued to a person other than the registered Holder, then separate unit or bond powers are required.

        If this Letter or any unit or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Signatures on unit and bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Convertible Notes Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Convertible Notes are tendered: (i) by a registered Holder of Convertible Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Convertible Notes) who has not completed the box entitled either "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

        3.    Special Issuance and Delivery Instructions.    If Offer Consideration and/or unexchanged Convertible Notes are to be issued in the name of a person other than the signer of this Letter, or if Offer Consideration and/or unexchanged Convertible Notes are to be sent to someone other than the signer of this Letter or to an address other than that of the signer of this Letter, the appropriate boxes on this Letter should be completed. Certificates for Convertible Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC. If no such instructions are given, such Convertible Notes not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

        4.    Important Tax Information.    Under current U.S. federal income tax law, a Holder whose tendered Convertible Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Information and Exchange Agent with either (i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Information and Exchange Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the IRS.

        Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Information and Exchange Agent a properly completed IRS Form W-8BEN, W-8ECI, W-8IMY or W-8EXP, as applicable, (which the Information and Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        Failure to complete the Substitute Form W-9 may require the Company to backup withhold 28 percent (or such other rate specified by the Internal Revenue Code of 1986, as amended (the "Code")) of the amount of any payments made to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        5.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the transfer of Convertible Notes to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Convertible Notes. If, however, any Convertible Notes not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of such Convertible Notes, any shares of common stock are to be delivered to, or issued in the name of, or if any person other than the registered Holder of the Convertible Notes tendered hereby, or if tendered Convertible Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Convertible Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

        6.    Waiver of Conditions.    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

        7.    Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing Convertible Notes have been lost, destroyed or stolen, the Holder should promptly notify the Information and Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        8.    No Conditional Tenders.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Convertible Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Convertible Notes for exchange.

        Neither the Company, the Information and Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Convertible Notes nor shall any of them incur any liability for failure to give any such notice.

        9.    Partial Tenders.    Tenders of Convertible Notes will be accepted only in integral multiples of $1,000. If less than all the Convertible Notes evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the principal amount of Convertible Notes or number that is to be tendered in the box entitled "Tendering Holders of Convertible Notes Complete this Box." In such case, new certificate(s) for the remainder of the Convertible Notes that was evidenced by your old certificate(s) will only be sent to the Holder of the Convertible Notes (unless the box entitled "Special Delivery Instructions" is checked) promptly after the expiration of the applicable Exchange Offer. All Convertible Notes represented by certificates delivered to the Information and Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        10.    Withdrawal Rights.    Tenders of Convertible Notes may be withdrawn (i) at any time prior to 11:59 p.m., New York City time, on the applicable Expiration Date or (ii) if not previously returned by the Company, after 40 business days from the commencement of the Exchange Offer if the Company has not accepted the tendered Convertible Notes for exchange by that date. You may also validly withdraw Convertible Notes that you tender if the Exchange Offer are terminated without any Convertible Notes being accepted or as required by applicable law. If such termination occurs, the Convertible Notes will be returned to the tendering Holder promptly.

        For a withdrawal of a tender of Convertible Notes to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer generated notice of withdrawal transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC, must be received by the Information and Exchange Agent at the address set forth above prior to 11:59 p.m., New York City time, on the applicable Expiration Date or after expiration of 40 business days from the commencement of the Exchange Offer if the Company has not accepted the tendered Convertible Notes for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person that tendered the Convertible Notes to be withdrawn, (ii) identify the Convertible Notes to be withdrawn, including the certificate number or numbers,

(iii) specify the principal amount or number of units to be withdrawn, (iv) include a statement that the Holder is withdrawing its election to have the Convertible Notes exchanged; (v) be signed by the Holder in the same manner as the original signature on this Letter by which the Convertible Notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the indenture with respect to the Convertible Notes or the purchase contract agent under the purchase contract and pledge agreement with respect to the Corporate Units, register the transfer of the Convertible Notes into the name of the person withdrawing the tender; and (vi) specify the name in which any of the Convertible Notes are to be registered, if different from that of the person that tendered the Convertible Notes.

        A Holder who validly withdraws previously tendered Convertible Notes prior to the applicable Expiration Date and does not validly re-tender Convertible Notes prior to the applicable Expiration Date will not receive the Offer Consideration. A Holder of Convertible Notes who validly withdraws previously tendered Convertible Notes prior to the applicable Expiration Date and validly re-tenders Convertible Notes prior to the applicable Expiration Date will receive the Offer Consideration. If the Convertible Notes to be withdrawn have been delivered or otherwise identified to the Information and Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Information and Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of Convertible Notes can only be accomplished in accordance with the foregoing procedures. The Company will have the right, which it may waive, to reject the defective withdrawal of Convertible Notes as invalid and ineffective. If the Company waives its rights to reject a defective withdrawal of Convertible Notes, subject to the other terms and conditions set forth in this Letter and in the Prospectus, the Holder's Convertible Notes will be withdrawn and the Holder will not be entitled to the Offer Consideration. If the Holder withdraws the Convertible Notes, the Holder will have the right to re-tender them prior to the applicable Expiration Date in accordance with the procedures described above and in the Prospectus for tendering outstanding Convertible Notes.

        11.    Irregularities.    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Convertible Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Convertible Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter and the instructions hereto) will be final and binding. No tender of Convertible Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Information and Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        12.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering may be directed to the Information and Exchange Agent, at the address and telephone number indicated above. The joint dealer managers for the Exchange Offer are Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Information and Exchange Agent.

PAYOR'S NAME: D.F. King & Co., Inc., as Depositary

SUBSTITUTE Form W-9 Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number

Part II—For Payees exempt from backup withholding, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above in Part III if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

	SIGNATURE:	DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE CERTIFICATE ON THE FOLLOWING PAGE IF YOU ARE AWAITING YOUR TIN.

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature:	Date:
Name (please print):
Address (please print):

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payor.    Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Disregarded entity now owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's Social Security Number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security Number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may either use your Social Security Number or Employer Identification Number.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration office or the Internal Revenue Service or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt from Backup Withholding

        Backup withholding is not required on payments made to the following payees:

  •
  An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any of its agencies or instrumentalities.

  •
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  •
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  •
  An international organization or any of its agencies, or instrumentalities.

        Other payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distributions made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct Taxpayer Identification Number to the payor.

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

        EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

        Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

        Privacy Act Notice—Section 6109 requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a certain percentage (currently 28%) of taxable interest, dividends, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.

Penalties

(1)
Penalty For Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.    If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The information and exchange agent for the Exchange Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

Banks and Brokers call:
 (212) 269-5550
All Others Call Toll-free:
 (800)431-9633

By Facsimile:
(For Eligible Institutions Only)
 (212) 809-8838
Attn: Mark Fahey
Confirm by Telephone:
 (212) 269-5550

        Additional copies of this prospectus, the letter of transmittal or other tender offer materials may be obtained from the Information Agent and will be furnished at our expense. Questions and requests for assistance regarding the procedures to be followed for tendering your Convertible Notes should be directed to the Information and Exchange Agent. For all other questions, please contact the Joint Dealer Managers.

The Joint Dealer Managers for the Exchange Offer are:

BofA Merrill Lynch

Attention: Debt Advisory Services
(888) 292-0070 (toll-free)
(980) 388-9217 (collect)

214 North Tyron Street, 17th Floor Charlotte, North Carolina 28255	One Bryant Park New York, New York 10036

Citi
390 Greenwich Street
New York, New York 10013
Telephone: (877) 531-8365

J.P. Morgan
383 Madison Avenue
New York, New York 10179
Attention: Equity Syndicate Desk
Telephone: (800) 261-5767

QuickLinks

  EXHIBIT 99.1
TENDERING HOLDERS OF CONVERTIBLE NOTES COMPLETE THIS BOX
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9